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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2004

                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    333-64131
                                    333-89425
                                    333-68848
New York                            333-106428         13-3436103
-----------------------------       ------------       --------------------
(State or other jurisdiction        (Commission        (IRS Employer
of incorporation)                   File Number)       Identification No.)


343 Thornall Street, Edison, NJ                      08837
--------------------------------------------         ------------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600


---------------------------------------------------------------
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On or about September 27, 2004, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4, Series 2002-1, Series 2002-2, Series 2002-3, Series
2002-4, Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4, Series
2003-5, Series 2003-6, Series 2004-1, Series 2004-2 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1, Series 2003-C1, Series 2003-C2 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

     99.1 Monthly Reports with respect to the September 27, 2004 distribution.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JPMORGAN CHASE BANK (f/k/a
                                          "The Chase Manhattan
                                          Bank"), As Paying Agent, on
                                          behalf of Chase Funding,
                                          Inc.

                                          By: /s/ Andrew M. Cooper
                                              -------------------------------
                                          Name: Andrew M. Cooper
                                          Title:  Assistant Vice President
                                          Date: October 7, 2004




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description
-----------         -----------

      99.1 Monthly Reports with respect to the distribution to certificateholders on September 27, 2004.